TECHPRECISION
CORPORATION
Excellence in Precision Manufacturing

TECHPRECISION CORPORATION

http://www.techprecision.com

December 7, 2007

Jim Reindl, Chairman and CEO

TECHPRECISION

http://www.techprecision.com
TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
2

Safe Harbor Statement Under the Private Securities Litigation Reform Act of
1995:  Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and Exchange
Commission. The forward-looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-looking statements.

Safe Harbor Statement

TECHPRECISION

http://www.techprecision.com
TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
3

Equity Snapshot

$0.03

Diluted Earnings Per Share (MRQ):

$0.06

Basic Earnings Per Share (MRQ)

11.1M*

Basic Shares as of 9/30/2007

$0.6M

Net Income (MRQ)

$6.4M

Revenues (MRQ)

$79.5M

Market Capitalization (common & preferred):

$3.75

Price (12/7/2007):

TPCS

Ticker:

*As of 11/09/07 TechPrecision had 10.1 million shares of common stock reserved for issuance upon conversion of series A convertible preferred stock. There were 10.2 million shares issuable upon exercise of the warrants held by Barron Partners, of which 1.9 million are registered pursuant to the Securities Act.
There were 1.0 million shares issuable upon exercise of stock options or other equity-based incentives pursuant to the Company’s 2006 long-term incentive plan.

TECHPRECISION

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
http://www.techprecision.com
4

Company Overview

Located in Westminster Massachusetts

TechPrecision’s wholly-owned subsidiary, Ranor, Inc.
has been in business since 1956

Specializes in large precision fabricated and
machined assemblies for solar, nuclear, medical,
aerospace/defense, and other commercial industries

“One-Stop Shop” for large complex components –
engineering, fabrication, machining, quality control,
assembly and production control services

Build-to-order business model – customers provide
design drawings, tolerances and specifications for
projects; TechPrecision works one-on-one with
customers until projects are completed

145 highly-skilled employees with extensive
experience

TECHPRECISION

14.3
20.2
19.1
7.9
12.9
FY2005
FY2006
FY2007
H1 FY2007
H1 FY2008

0.4
1.2
2.3
0.8
2.4
FY2005
FY2006
FY2007
H1 FY2007
H1 FY2008

http://www.techprecision.com

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing

5

Investment Highlights

Fifty plus year history of manufacturing
components with high tolerances to
rigorous standards

Company refocused toward the solar,
nuclear and medical industries

New growth strategy focuses on projects
with more predictable cost structures

Increasingly efficient business model with
growing margins

Advanced facilities and certifications
create a high barrier of entry for
competitors

EBITDA ($ Million)

Revenue ($ Million)

TECHPRECISION

TECHPRECISION
CORPORATION
Excellence in Precision Manufacturing

http://www.techprecision.com
6

Engineering High Precision Mission
Critical Components

Integrated fabrication and machining
capabilities

Modern 125,000 sq. ft. manufacturing facility

100-ton lift capacity

State-of-the-art welding equipment

Full range of large horizontal and vertical
machining capabilities

Near-term expansion plans both on- and off-
site

Approved to design and manufacture
products used with nuclear materials

Holder of numerous American Society of
Mechanical Engineers (ASME) certifications

TECHPRECISION

ECISION
CORPORATION
Excellence in Precision Manufacturing
http://www.techprecision.com
7

Machining

Perform machine operations to produce

precision machined components

Horizontal CNC machining

Vertical CNC machining

Manual machining

Finishing operations

Inspection (utilizing Laser and other

State-of-the Art equipment)

Mechanical assembly

testing

Engineering

Detailed manufacturing procedures

Review of customer drawings and

specifications

Develop & suggest design

improvements for constructability

Develop / assign welding procedures

Design required tools and fixtures

Develop manufacturing process

routers

Develop CNC programs

Fabrication

Perform operations to produce fabricated metal components

Cutting (Flame, Plasma, Saw, Shear)

Forming (Press Brake, Roll) Assembly

Welding – all processes – ASME & Military

Finishing (Grinding, Blasting, Painting)

Stress Relieving (Heat Treatment, Vibratory)

CUSTOMER

Order Placement

Receipt of Goods

Quality Assurance

Comprehensive Quality Assurance System

ASME & Military Certifications

Nondestructive Testing (RT, PT, MT, UT, Leak)

Dimensional Inspection (Mechanical and Laser)

Testing (Hydrostatic, Pneumatic, Load)

Corrective Action System

Quality Records Documentation

Manufacturing Cycle

TECHPRECISION

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
http://www.techprecision.com
8

50 Year History of Precision
Engineering

Commercial -- Upper Strut
and T-Foil Assemblies for
Motion-Control System for high
speed ferries

Defense -- DDX Magnetic
Motor built for the Office of
Naval Research

National Laboratory --
Rochester Target Mirror
Structure – TC Installation

TECHPRECISION

http://www.techprecision.com
TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
9

Business Refocus

Increased concentration on alternative energy projects due to sustained industry demand

Solar Industry – manufactures critical components for a customer in the solar industry

Nuclear Industry – produces parts for commercial nuclear
reactors, significant opportunity in nuclear waste storage systems

Conducting initial work with medical industry clients by producing key components for prototype proton beam therapy machines to treat cancer

TECHPRECISION

Medical, 7.51%
Nuclear, 3.34%
Aerospace, 1.49%
Defense, 22.74%
Commercial/Other, 17.58%
Solar, 47.34%

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
http://www.techprecision.com
10

TechPrecision Revenue Breakdown
for Q/E September 30, 2007

TECHPRECISION

Million $
12.9
15.2
16.7
30.4
36
Q2 FY2007
Q3 FY2007
Q4 FY2007
Q1 FY2008
Q2 FY2008

Backlog to be delivered in FY2009 (53%)
Backlog to be delivered in FY2008 (47%)

http://www.techprecision.com
TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
11

Strong and Growing
Backlog

TECHPRECISION

TechPrecision Corporation
Excellence in Precision Manufacturing
http://www.techprecision.com
12

Growth Strategy

Leverage core competency in large-scale, high precision machining and metal fabrication

Shift focus to higher-volume, longer-term projects with more predictable cost structures

Capitalize on alternative energy industry opportunity

Target other high-growth industries such as medical sector

Develop more integrated products and provide turnkey solutions

Enhance existing footprint with new equipment or service offerings to customers

TECHPRECISION

•

•

•

PV Industry Revenue ($Bn)
30
25
20
15
10
5
0
2004
2005
2006
2007
2008
2009
2010
2011

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
http://www.techprecision.com
13

Serving the Growing
Solar Industry

Between 2004 and 2006, installations
grew from 927 megawatts to 1,744
megawatts -- industry revenues grew
from $6.5bn to $10.6bn

Expected to reach 5,521 megawatts and
$26bn by 2011, respectively

Industry growth will drive increased
investment across the manufacturing
chain – total industry CAPEX reached
$2.36bn in 2006

Source: Solarbuzz

TECHPRECISION

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
http://www.techprecision.com
14

Integral Role in the Nuclear
Renaissance

Growing demand for electricity - 40% by 2030 –
and concern over fossil fuel emissions has
renewed interest in nuclear power

Nuclear power is the only large-scale energy
source  that does not produce carbon emissions.

According to the Nuclear Energy Institute, as of
August 2007, 30 countries were operating 439
nuclear reactors for electricity generation and 30
new nuclear plants were under construction in
11 countries; 104 nuclear power plants are
currently in operation in the US

The US is at the cusp of a new stage of nuclear
construction

Source: International Atomic Energy Agency PRIS
database

TECHPRECISION

•

•

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
http://www.techprecision.com
15

Precision Nuclear Components

Nuclear reactor Casks –
combination steel and sealed
poured concrete weighing 365
tons.

Spent fuel storage containers –
weighing 94.5 tons empty,
designed to store 32
pressurized water reactor fuel
elements.

TECHPRECISION

•

http://www.techprecision.com
TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
16

Breakthrough Medical Treatments

Currently working with a
customer to manufacture
critical components for
prototype proton beam therapy
machines to treat cancer

TECHPRECISION

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
http://www.techprecision.com
17

Blue Chip Customer Base

Solar

GT Solar

Nuclear

Transnuclear

Areva

Westinghouse

General Electric

Defense

General Dynamics Electric Boat

BAE Systems

Aerospace

L3 Communications

Lockheed Martin

TECHPRECISION

http://www.techprecision.com
TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
18

Experienced Management Team

James G. Reindl – Chairman and CEO

BS in mechanical aerospace engineering

Previous management experience in the aerospace, military and precision metal manufacturing sectors

CEO of TechPrecision since its founding in 2006

Mary Desmond – CFO

MBA from Fitchburg State College

CFO of Ranor since 1998, CFO of TechPrecision since 2006

Stanley Youtt – CEO of Ranor

BS in naval architecture and marine engineering, MS in civil engineering

Previous experience in power generation and military manufacturing fields including General Dynamics Electric Boat

CEO of Ranor since 2000

TECHPRECISION

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
http://www.techprecision.com
19

Financial Highlights

TECHPRECISION

25.0
20.0
15.0
10.0
5.0
-
Million $
14.2
20.2
19.0
7.9
12.9
FY2005
FY2006
FY2007
H1 FY2007
H1 FY2008

http://www.techprecision.com
TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
20

Note: Quarterly figures are unaudited

Revenue Trends

TECHPRECISION

6.5
6.4
5.5
5.6
4.2
3.7
Million $
Q1 FY2007
Q2 FY2007
Q3 FY2007
Q4 FY2007
Q1 FY2008
Q2 FY2008

http://www.techprecision.com
TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
21

Sustained Quarterly Revenue Growth

     In Q2 FY08 50% of revenue came from alternative energy industries

TECHPRECISION

Gross Profit
Gross Margin
Million $
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
-
30
25
20
15
10
5
0
1.6
2.6
3.5
1.7
3.2
FY2005
FY2006
FY2007
H1 FY2007
H1 FY2008

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
http://www.techprecision.com
22

Note: Quarterly figures are unaudited

Increasing Gross Margin

TECHPRECISION

3.0
2.5
2.0
1.5
1.0
0.5
-
Million $
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
0.4
1.2
2.3
0.8
2.4
12.10%
EBITDA
Margin
FY2005
FY2006
FY2007
H1 FY2007
H1 FY2008

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing

http://www.techprecision.com
23

EBITDA

Note: Quarterly figures are unaudited

TECHPRECISION

Net Income (Loss)
Net Profit Margin
Million $
1.5
1.0
0.5
-
(0.5)
(1.0)
(1.5)
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
-10.00%
FY2005
FY2006
FY2007
H1 FY2007
H1 FY2008
(1.1)
(0.4)
0.3
0.0
1.3

http://www.techprecision.com

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing

24

Improving Net Income

Note: Quarterly figures are unaudited

TECHPRECISION

$0.07
FY2005
FY2006
FY2007
H1 FY2008
($0.05)
($0.04)
($0.14)

http://www.techprecision.com
TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
25

EPS (diluted)

Note: Quarterly figures are unaudited

TECHPRECISION

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
http://www.techprecision.com
26

Capitalization Structure as of
11/09/2007

Share Type

Number of Shares

11,081,000

10,134,001

4,580,000

5,610,000

1,000,000

32,405,001

Common Shares Outstanding:

Common Stock issuable upon conversion

of series A preferred stock at $0.218:

Shares issuable upon exercise of warrants

held by Barron Partners at $0.436:

Shares issuable upon exercise of warrants

held by Barron Partners at $0.654:

Shares issuable upon exercise of stock options or
other equity based incentives pursuant to the
Company’s 2006 long-term incentive plan:

Total:

TECHPRECISION

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
http://www.techprecision.com
27

Balance Sheet Highlights

-$748,083

$77,218

$1,343,008

Total Stockholder's
Equity

$9,415,903

$8,488,523

$12,270,744

Total Liabilities

$5,973,436

$2,468,083

$6,522,239

Current Liabilities

$8,667,820

$8,565,741

$13,613,752

Total Assets

$6,064,699

$5,865,969

$11,020,082

Current Assets

$492,801

$1,443,998

$2,812,029

Cash

FY2006

FY2007

Q2 2008

TECHPRECISION

•

•

•

•

•

•

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
http://www.techprecision.com
28

Investment Summary

Fifty plus year history of manufacturing components with high tolerances to rigorous standards

Refocused toward the solar, nuclear and medical industries

Focus on projects with more predictable cost structures

Increasingly efficient business model with growing margins

Advanced facilities and certifications create a high barrier of entry for competitors

Strong and growing backlog

TECHPRECISION

http://www.techprecision.com
TECHPRECISION CORPORATION
Excellence in Precision Manufacturing
29

TechPrecision Corp.

James Reindl, CEO

Bella Drive

Westminster, MA 01473

Tel: (978) 874-0591

reindlj@ranor.com

CCG Elite Investor Relations Inc.

Crocker Coulson, President

1325 Avenue of the Americas, Suite
2800

New York, NY 10019

Tel: (646) 213-1915

crocker.coulson@ccgir.com

Contact Information